Energy XXI Gulf Coast, Inc.

Introduction

Pro Forma Consolidated Financial Statements
(Unaudited)

On December 17, 2010, a wholly owned subsidiary of Energy XXI Gulf Coast, Inc. (the “Company”) closed on its Purchase and Sale Agreement (PSA) with Exxon Mobil Corporation, Mobil Oil Exploration & Producing Southeast Inc., ExxonMobil Pipeline Company and Mobil Eugene Island Pipeline Company (collectively, “ExxonMobil”) to acquire (the “ExxonMobil Acquisition”) certain crude oil and natural gas properties located in the Gulf of Mexico (the “ExxonMobil Properties”). The transaction was financed through equity contributions from the Company’s parent, Energy XXI (Bermuda) Ltd. (the “Parent”), an increase in the borrowing base available under the Company’s revolving credit facility, and borrowings under a $750 million seven year 9.25% bond private placement (Private Placement).

In addition, on December 9, 2010, the Company closed on the call of 35% ($119.7 million face value) of its then outstanding 16% Second Lien Notes at a price of 110% of face value. On December 17, 2010, the Company redeemed $219.9 million (97.8%) of the remaining $224.5 million 16% Second Lien Notes outstanding at 114% of face value and called the remaining $4.6 million outstanding 16% Second Lien Notes (collectively the “16% Notes Redemption”). The call of the $4.6 million of 16% Second Lien Notes was closed on January 18, 2011.

On December 17, 2010, the Company called $47.6 million face value of its $276.5 million outstanding 10% Senior Notes at a price of 105% of par value (the “10% Senior Notes Call”) which closed on January 18, 2011.

On February 10, 2011, the Company announced an offering of $250 million in unsecured Senior Notes maturing on June 15, 2019 with an 7.75% coupon (the “7.75% Senior Notes Offering”). The offering closed on February 25, 2011. On February 10, 2011 the Company has also launched a tender offer to redeem the remaining $228.9 million face value of its 10% Senior Notes at 105% of par (the “10% Senior Notes Tender”). The 10% Senior Notes Tender closed on March 11, 2011 with $122.6 million in 10% Senior Notes tendered.

The Company purchased certain crude oil and natural gas properties from MitEnergy Upstream LLC effective November 20, 2009 (the “MitEnergy Acquisition”).

The pro forma consolidated balance sheet at December 31, 2010 has been prepared to reflect the 10% Senior Notes Call and the closing of the call of $4.6 million of 16% Second Lien Notes, the 7.75% Senior Notes Offering and the 10% Senior Notes Tender as if such transactions had occurred on December 31, 2010.

The pro forma consolidated statements of operations for the six months ended December 31, 2010 and the year ended June 30, 2010 have been prepared to reflect the Private Placement, the increase in the borrowing base under our revolving credit facility, the 16% Notes Redemption, the ExxonMobil Acquisition, the 10% Senior Notes Call, the 7.75% Senior Notes Offering, the 10% Senior Notes Tender and the MitEnergy Acquisition as if such transactions occurred on July 1, 2009.

These unaudited pro forma consolidated financial statements have been prepared for comparative purposes only and may not be indicative of the results that would have occurred if the Company had completed these transactions at an earlier date or the results that will be obtained in the future. These pro forma consolidated financial statements should be read in conjunction with the audited June 30, 2010 and unaudited December 31, 2010 consolidated financial statements of the Company.

Energy XXI Gulf Coast, Inc.

Pro Forma Consolidated Balance Sheet
December 31, 2010
(Unaudited)
(In Thousands)

Basis of Presentation

The pro forma consolidated balance sheet at December 31, 2010 has been prepared to reflect the 10% Senior Notes Call and the call of $4.6 million of 16% Second Lien Notes, the 7.75% Senior Notes Offering and the 10% Senior Notes Tender as if such transactions occurred on December 31, 2010.

	Historical December 31, 2010	Call of $47.6MM of 10% Senior Notes		Call of 16% Second Lien Notes		Issue $250MM 7.75% Senior Notes		Tender for $122.6MM of 10% Senior Notes		Pro-Forma December 31, 2010
						250,000	(3)
						(3,000	)(4)	(111,650	)(7)
Cash and cash equivalents	$—	$—		$—		$(6,600	)(3)	$(128,750	)(5)	$—
Receivables	117,561	—		—		—		—		117,561
Derivative financial instruments		—		—		—		—		—
Other current assets	35,712	—		—		—		—		35,712
Total Current Assets	$153,273	$—		$—		$240,400		$(240,400)		$153,273
Oil and natural gas properties, net	$2,610,049	$—		—		—		—		$2,610,049
Other non-current assets	82,322	(997	)(1)	(4	)(2)	3,000	(4)	(2,566	)(6)	81,755
Total Assets	$2,845,644	$(997)		$(4)		$243,400		$(242,966)		$2,845,077
Accounts payable	$106,163	$—		$—		$—		$—		$106,163
Accrued liabilities	37,722	—		—		—		—		37,722
Note payable	6,574	—		—		—		—		6,574
Asset retirement obligations – current	33,495	—		—		—		—		33,495
Derivative financial instruments	49,189	—		—		—		—		49,189
Current maturties of long-term debt	2,838	—		—		—		—		2,838
Total Current Liabilities	$235,981	$—		$—		$—		$—		$235,981
Long-term debt:
Revolving credit facility	274,000	50,000	(1)	5,209	(2)	(6,600	)(3)	(111,650	)(7)	210,959
10% Senior notes	276,500	(47,600	)(1)	—		—		(122,562	)(5)	106,338
16% Second lien notes	5,000	—		(5,000	)(2)	—		—		—
9.25% Senior notes	750,000	—		—		—		—		750,000
7.75% Senior notes	—	—		—		250,000	(3)	—		250,000
Other long-term debt	2,238	—		—		—		—		2,238
Total long-term debt	1,307,738	2,400		209		243,400		(234,212)		1,319,535
Asset retirement obligations – long-term	310,653	—		—		—		—		310,653
Derivative financial instruments	45,904	—		—		—		—		45,904
Total Liabilities	$1,900,276	$2,400		$209		$243,400		$(234,212)		$1,912,073
Common stock	1	—		—		—		—		1
Additional paid-in capital	1,426,374	—		—		—		—		1,426,374
		(997	)(1)	(4	)(2)			(2,566	)(6)
Accumulated deficit	(440,590)	(2,400	)(1)	(209	)(2)	—		(6,188	)(5)	(452,954)
Accumulated other comprehensive income	(40,417)	—		—		—		—		(40,417)
Total Stockholders Equity	945,368	(3,397)		(213)		—		(8,754)		933,004
Total Liabilities and Equity	$2,845,644	$(997)		$(4)		$243,400		$(242,966)		$2,845,077

(1)	To reflect the call of $47.6 million of 10% Senior Notes at a price of 105% of par plus $20,000 in expenses which closed on January 18, 2011. The difference between the cash cost of the call

($50 million) and the carrying value of the notes is charged to retained earnings. In addition, $997,000 of debt issue costs associated with the redeemed notes has been written-off.
(2)	To reflect the call of $4.6 million of 16% Second Lien Notes including the write-off of the unamortized premium and discount at December 31, 2010. The cost of the call includes $588,059 in redemption premium. Unamortized debt issue costs of $4,000 related to the redeemed notes has also been written-off.
(3)	To reflect the offering of $250 million in unsecured Senior Notes with a 7.75% coupon maturing on June 15, 2019. The use of proceeds include the call of the remaining 10% Senior Notes and the payment of $6.6 million on our revolving credit facility.
(4)	To reflect debt issue costs of $3 million related to the issuance of the 7.75% Senior Notes.
(5)	To reflect the tender for $122.6 million of 10% Senior Notes and $69,000 of redemption expenses. The difference between the cash cost of the tender ($128.7 million) and the carrying value of the 10% Senior Notes has been charged to retained earnings.
(6)	To reflect the write-off the $2.6 million of unamortized debt issue costs related to the $122.6 million 10% Senior Notes that were tendered.
(7)	To reflect a reduction of the Revolving Credit Facility.

Energy XXI Gulf Coast, Inc.

Pro Forma Consolidated Statement of Operations
Six Months Ended December 31, 2010
(Unaudited)
(In Thousands)

Basis of Presentation

The pro forma consolidated statements of operations has been prepared to reflect the Private Placement, the increase in the borrowing base under its revolving credit facility, the 16% Notes Redemption, the ExxonMobil Acquisition, the 10% Senior Notes Call, the 7.75% Senior Notes Offering, 10% Senior Notes Tender and the MitEnergy Acquisition as if such transactions occurred on July 1, 2009. Non-recurring expenses have been omitted.

	Historical Six Months Ended December 31, 2010	Private Placement		Upsize Revolver		Call of 16% Second Lien Notes		Purchase of ExxonMobil		Call of $47.6MM of 10% Senior Notes		Issue $250MM 7.75% Senior Notes		Tender for $122.6MM of 10% Senior Notes		Pro-Forma Six Months Ended December 31, 2010
Oil sales	$262,369	$—		$—		$—		$136,348	(4)	$—		$—		$—		$398,717
Natural gas sales	55,584	—		—		—		35,386	(4)	—		—		—		90,970
Total Revenues	$317,953	$—		$—		$—		$171,734		$—		$—		$—		$489,687
								$44,690	(4)
Lease operating expenses	$89,421	$—		$—		$—		5,000	(5)	$—		$—		$—		$139,111
Production taxes	1,410	—		—		—		449	(4)	—		—		—		1,859
Depreciation, depletion and amortization	115,756	—		—		—		80,308	(6)	—		—		—		196,064
Accretion of asset retirement obligations	12,322	—		—		—		9,373	(7)	—		—		—		21,695
General and administrative expenses	32,016	—		—		—		1,986	(8)	—		—		—		34,506
								504	(9)
Gain on derivative financial instruments	(2,776)	—		—		—		—		—		—		—		(2,776)
Total Costs and Expenses	$248,149	$—		$—		$—		$142,310		$—		$—		$—		$390,459
Operating Income	69,804	—		—		—		29,424		—		—		—		99,228
Other income	102	—		—		—		—		—		—		—		102
Other expense	(9,684)															(9,684)
												132	(12)	522	(14)
		(1,011	)(1)			24,967	(3)			2,380	(11)	(9,688	)(12)	6,123	(15)
Interest expense	(43,534)	(32,568	)(1)	(1,868	)(2)	(4,941	)(3)	(4,171	)(10)	203	(11)	(180	)(13)	2,233	(16)	(61,401)
Total Other Expense	(53,116)	(33,579)		(1,868)		20,026		(4,171)		2,583		(9,736)		8,878		(70,983)
Income Before Income Taxes	16,688	(33,579)		(1,868)		20,026		25,253		2,583		(9,736)		8,878		28,245
Income taxes	—	—		—		—		—				—		—	(17)	—
Net Income	$16,688	$(33,579)		$(1,868)		$20,026		$25,253		$2,583		$(9,736)		$8,878		$28,245

(1)	To reflect additional interest expense due under the $750 million 9.25% Private Placement and to amortize $15.4 million in debt issue cost related to the Private Placement over a seven year period.
(2)	To amortize $9.5 million in fees related to the increase in the revolving credit facility borrowing base to $700 million amortized over 27 months.
(3)	To reflect a reduction of interest expense ($24.967 million) and to adjust interest expense for the reduction of debt issue cost amortization ($54,000), premium amortization ($6.889 million) and discount amortization ($1.894 million) related to the redeemed 16% Second Lien Notes. This adjustment excludes a non-recurring gain related to the difference between the book value and call price of the 16% Second Lien Notes (approximately $27,000 on July 1, 2010).
(4)	To reflect the revenues and direct operating expenses related to the ExxonMobil Properties.
(5)	To reflect incremental windstorm and related insurance expense associated with the ExxonMobil Properties.

(6)	To adjust depreciation, depletion and amortization (DD&A) expense for the ExxonMobil Properties. Of the $1.012 billion acquisition costs of the ExxonMobil Properties, $289.7 million was allocated to unevaluated properties. Included in the ExxonMobil Properties costs subject to DD&A expense are $313.3 million of future development costs related to the proved oil and natural gas reserves and $204.5 million in asset retirement obligations. Combined production is 7.9 MMBOE.
(7)	To record the accretion of the asset retirement obligation associated with the ExxonMobil Properties.
(8)	To adjust general and administration expense for $3.055 million of additional expenses associated with the ExxonMobil Acquisition net of amounts expected to be capitalized as directly attributable to oil and natural gas property acquisition, exploration and development (35%).
(9)	To record the annual expenses associated with the letter-of-credit issued to ExxonMobil to secure the properties plugging and abandonment obligations ($225 million in letters-of-credit costing 0.5% per year).
(10)	To reflect additional interest on incremental borrowings under the revolving credit facility ($208.5 million at an annual rate of 4%).
(11)	To reflect a reduction of interest expense ($2.38 million) and to adjust interest expense for the reduction of debt issue cost amortization ($203,000) related to the $47.6 million redeemed 10% Senior Notes.
(12)	To reflect interest expense related to the $250 million in 7.75% Senior Notes and to reduce interest expense for the reduction in the Revolving Credit Facility.
(13)	To reflect the amortization of the debt issue costs ($180,000) related to the 7.75% Senior Notes.
(14)	To reflect a reduction of the amortization of debt issue costs related to the $122.6 million 10% Senior Notes redemption.
(15)	To reflect a reduction of interest expense related to the redeemed $122.6 million in 10% Senior Notes.
(16)	To reflect a reduction of interest expenses related to the $111.7 million reduction of the Revolving Credit Facility.
(17)	To adjust income tax expense for the impact of the adjustments outlined above. The utilization of existing net operating loss carry-forwards at December 31, 2010 will offset the income generated by the purchase of the ExxonMobil Properties.

Energy XXI Gulf Coast, Inc.

Pro Forma Consolidated Statement of Operations
Year Ended June 30, 2010
(Unaudited)
(In Thousands)

Basis of Presentation

The pro forma consolidated statements of operations has been prepared to reflect the Private Placement, the increase in the borrowing base under our revolving credit facility, the 16% Notes Redemption, the ExxonMobil Acquisition, the 10% Senior Notes Call, the 7.75% Senior Notes Offering, the 10% Senior Notes Tender and the MitEnergy Acquisition as if such transactions occurred on July 1, 2009. Non-recurring expenses have been omitted.

	Historical Year Ended June 30, 2010	Private Placement		Upsize Revolver		Call of 16% Second Lien Notes		Purchase of ExxonMobil		Call of $47.6MM of 10% Senior Notes		MitEnergy July 1, 2009 to November 20, 2009		Issue $250MM 7.75% Senior Notes		Tender for $122.6MM of 10% Senior Notes		Pro-Forma Year Ended June 30, 2010
Oil sales	$387,935	$—		$—		$—		$321,262	(4)	$—		$50,354	(12)	$—		$—		$759,551
Natural gas sales	110,996	—		—		—		84,037	(4)	—		5,471	(12)	—		—		200,504
Total Revenues	$498,931	$—		$—		$—		$405,299		$—		$55,825		$—		$—		$960,055
								$100,938	(4)			$19,243	(12)
Lease operating expenses	$142,612	$—		$—		$—		10,000	(5)	$—		3,889	(13)	$—		$—		$276,682
Production taxes	4,217	—		—		—		1,173	(4)	—		131	(12)	—		—		5,521
Depreciation, depletion and amortization	179,040	—		—		—		180,460	(6)	—		20,929	(14)	—		—		380,429
Accretion of asset retirement obligations	23,487	—		—		—		20,451	(7)	—		3,373	(15)	—		—		47,311
General and administrative expenses	45,915	—		—		—		3,972	(8)	—		—		—		—		50,987
								1,100	(9)
Gain on derivative financial instruments	(4,739)	—		—		—		—		—		—		—		—		(4,739)
Total Costs and Expenses	$390,532	$—		$—		$—		$318,094		$—		$47,565		$—		$—		$756,191
Operating Income	108,399	—		—		—		87,205		—		8,260		—		—		203,864
Other income	26,938	—		—		—		—		—		—		—		—		26,938
														264	(16)
		(69,375	)(1)			34,330	(3)			4,760	(11)			(19,375	)(16)	1,117	(18)
Interest expense	(92,838)	(2,208	)(1)	(4,180	)(2)	(6,800	)(3)	(8,342	)(10)	434	(11)	—		(360	)(17)	19,090	(19)	(143,483)
																4,466	(20)
Total Other Expense	(65,900)	(71,583)		(4,180)		27,530		(8,342)		5,194		—		(19,471)		24,673		(116,545)
Income Before Income Taxes	42,499	(71,583)		(4,180)		27,530		78,863		5,194		8,260		(19,471)		24,673		87,319
Income taxes	5,918	—		—		—		—		—		—		—		—	(21)	5,918
Net Income	$36,581	$(71,583)		$(4,180)		$27,530		$78,863		$5,194		$8,260		$(19,471)		$24,673		$81,401

(1)	To reflect additional interest expense due under the $750 million 9.25% Private Placement and to amortize $15.4 million in debt issue cost related to the Private Placement over a seven year period. Excluded from expenses is $4.8 million in costs related to obtaining a bridge loan commitment as this amount is non-recurring.
(2)	To amortize $9.5 million in fees related to the increase in the revolving credit facility borrowing base to $700 million amortized over 27 months.
(3)	To reflect a reduction of interest expense ($34.3 million) and to adjust interest expense for the reduction of debt issue cost amortization ($72,000), premium amortization ($9.477 million) and discount amortization ($2.605 million) related to the redeemed 16% Second Lien Notes. This adjustment excludes a non-recurring gain related to the difference between the book value and call price of the 16% Second Lien Notes (approximately $2.9 million when the 16% Second Lien Notes were issued on November 12, 2009).
(4)	To reflect the revenues and direct operating expenses related to the ExxonMobil Properties.

(5)	To reflect incremental windstorm and related insurance expense associated with the ExxonMobil Properties.
(6)	To adjust depreciation, depletion and amortization (DD&A) expense for the ExxonMobil Properties. Of the $1.012 billion acquisition costs of the ExxonMobil Properties, $289.7 million was allocated to unevaluated properties. Included in the ExxonMobil Properties costs subject to DD&A expense are $313.3 million of future development costs related to the proved oil and natural gas reserves and $204.5 million in asset retirement obligations. Combined production is 15.5 MMBOE.
(7)	To record the accretion of the asset retirement obligation associated with the ExxonMobil Properties.
(8)	To adjust general and administration expense for $6.1 million of additional expenses associated with the ExxonMobil Acquisition net of amounts expected to be capitalized as directly attributable to oil and natural gas property acquisition, exploration and development (35%).
(9)	To record the annual expenses associated with the letter-of-credit issued to ExxonMobil to secure the properties plugging and abandonment obligations ($225 million in letters-of-credit costing 0.5% per year).
(10)	To reflect additional interest on incremental borrowings under the revolving credit facility ($208.5 million at an annual rate of 4%).
(11)	To reflect a reduction of interest expense ($4.76 million) and to adjust interest expense for the reduction of debt issue cost amortization ($434,000) related to the $47.6 million redeemed 10% Senior Notes.
(12)	To reflect the revenue and direct operating expenses of the MitEnergy properties for the period July 1, 2009 to November 20, 2009.
(13)	To reflect incremental windstorm and related insurance for the period July 1, 2009 to November 20, 2009 based on an annual premium of $10 million.
(14)	To adjust DD&A expense for the MitEnergy Acquisition.
(15)	To reflect the accretion of the MitEnergy properties asset retirement obligation for the period July 1, 2009 to November 20, 2009 based on a $57.8 million liability using a 15% accretion rate.
(16)	To reflect interest expense related to the $250 million in 7.75% Senior Notes and to reduce interest expense for the reduction in the Revolving Credit Facility.
(17)	To reflect the amortization of the debt issue costs ($360,000) related to the 7.75% Senior Notes.
(18)	To reflect a reduction of the amortization of debt issue costs related to the $122.6 million 10% Senior Notes redemption.
(19)	To reflect a reduction of interest expense related to the redeemed $122.6 million in 10% Senior Notes.
(20)	To reflect a reduction of interest expense related to the $111.7 million reduction in the Revolving Credit Facility.
(21)	To adjust income tax expense for the impact of the adjustments outlined above. The utilization of existing net operating loss carry-forwards at June 30, 2010 will offset the income generated by the purchase of the ExxonMobil Properties.